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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 16, 2004

                          BUTLER MANUFACTURING COMPANY

                          Butler Manufacturing Company
                              1540 Genessee Street
                                 P.O. Box 419917
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420



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ITEM 5. OTHER EVENTS

         On April 16, 2004, Butler Manufacturing Company, a Delaware corporation ("Butler"), filed a press release announcing it expects to meet the financial milestones established in the Agreement and Plan of Merger with BlueScope Steel Limited ("BlueScope") for the quarter ended March 31, 2004. Butler's press release is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

         99.1     Press Release of Butler Manufacturing Company dated April 16,
                  2004.





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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY


April 16, 2004                                  /s/ Larry C. Miller
----------------------                          --------------------------------
Date                                            Larry C. Miller
                                                Vice President - Finance, and
                                                Chief Financial Officer




April 16, 2004                                  /s/ John W. Huey
----------------------                          --------------------------------
Date                                            John W. Huey
                                                Vice President, General Counsel
                                                and Secretary


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                                  EXHIBIT INDEX


99.1 Press release date April 16, 2004 - Butler Manufacturing Company Expects to Meet Financial Tests Under BlueScope Merger Agreement